(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
September 30, 2001


CMA Treasury Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.


CMA Treasury Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:


For the six months ended September 30, 2001, CMA Treasury Fund paid shareholders a net annualized yield dividend of 3.33%.* As of September 30, 2001, the Fund's 7-day yield was 2.48%.

The average portfolio maturity for CMA Treasury Fund at September 30, 2001 was 76 days, compared to 56 days at March 31, 2001.


The Environment
Since the first quarter of 2001, economic activity has slowed dramatically with the manufacturing sector appearing to slide into recession. Business capital expenditures have fallen to extremely low levels with the build-up of excess capacity. While consumer activity had previously kept gross domestic product growth barely positive, the tragic events on September 11 may have severely hindered consumer spending in the future. In addition to these problems facing the economy, the inability of corporate earnings to meet expectations throughout the period has prevented any sustained recovery in the equity markets. Thus, the short end of the fixed-income market has been viewed as a safe haven for investors.

Concerned by the swiftness in the falloff of economic activity early in the period, the Federal Reserve Board surprised the markets with a 50 basis point (0.50%) reduction in interest rates on April 18, 2001. The move stabilized the markets, but economic conditions failed to improve. The Federal Reserve Board continued to lower interest rates an additional 0.50% in May and another 25 basis points in both June and August, bringing the Federal Funds rate to 3.5%. Immediately after the attacks on the World Trade Center and the Pentagon, the Federal Reserve Board responded by reducing interest rates another 50 basis points to 3%. The Federal Reserve Board noted that economic conditions were weakening prior to the disaster, however the tragedy itself has the potential to erode growth further. On October 21, 2001, in response to further economic weakness, the Federal Funds rate was reduced to 2.50%.


Portfolio Matters
During the six-month period ending September 30, 2001, our investment strategy remained fairly consistent. With the Federal
Reserve Board continuing its easing cycle, we maintained our average life in a range of 70 days - 80 days. We utilized a barbell investment strategy that allowed us to take advantage of high interest rates in the short end of the yield curve as well as the potential appreciation of longer-dated fixed securities with maturities between one year and two years.

Going forward, while we remain constructive, we have become more cautious on interest rate risk at current low yields, anticipating that the Federal Reserve Board may be nearing the end of its easing cycle. This is evidenced most clearly in the return to a positively sloped Treasury yield curve.


In Conclusion
We thank you for your interest in CMA Treasury Fund, and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Jacqueline Rogers)
Jacqueline Rogers
Vice President and Portfolio Manager



November 1, 2001



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH


A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



CMA TREASURY FUND
PROXY RESULTS


During the six-month period ended September 30, 2001, CMA Treasury Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 20, 2001, except for Proposal 4, which was adjourned to the next shareholder meeting to be held on October 18, 2001. The description of each proposal and number of shares voted are as follows:

                                                                     Shares Voted     Shares Withheld
                                                                         For            From Voting
1. To elect the Fund's Board of Trustees:    Terry K. Glenn          1,328,302,534      16,757,375
                                             Ronald W. Forbes        1,328,593,972      16,465,937
                                             Cynthia A. Montgomery   1,328,269,084      16,790,825
                                             Charles C. Reilly       1,327,792,814      17,267,095
                                             Kevin A. Ryan           1,327,860,229      17,199,680
                                             Roscoe S. Suddarth      1,328,501,962      16,557,947
                                             Richard R. West         1,328,562,503      16,497,406
                                             Edward D. Zinbarg       1,328,236,017      16,823,892

                                                                     Shares Voted     Shares Voted    Shares Voted
                                                                         For            Against         Abstain
2. To approve to convert the Fund to a "master/feeder" structure.    1,278,440,225      54,167,116     12,452,568
3. To approve to divide the Fund's shares into additional classes.   1,275,916,165      56,965,401     12,178,343
4. To change the Fund's investment restrictions.                       Adjourned        Adjourned      Adjourned


CMA TREASURY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001                                                          (IN THOUSANDS)
                             Face         Interest                            Maturity
Issue                       Amount          Rate                                Date                             Value

US Government Obligations*--99.9%
US Treasury Bills          $ 50,000          3.37 %                          10/04/2001                       $   49,972
                            100,000          3.41                            10/04/2001                           99,943
                             11,778          3.43                            10/04/2001                           11,771
                             20,000          3.845                           10/04/2001                           19,989
                            100,000          3.345                           10/11/2001                           99,879
                             25,000          3.84                            10/11/2001                           24,970
                             50,000          2.00                            10/18/2001                           49,944
                            100,000          2.20                            10/18/2001                           99,878
                              8,300          2.35                            10/18/2001                            8,289
                             20,000          2.48                            10/18/2001                           19,972
                             25,000          3.68                            10/18/2001                           24,956
                             50,000          2.40                            10/25/2001                           49,910
                             50,000          2.45                            10/25/2001                           49,908
                             50,000          2.48                            10/25/2001                           49,907
                              5,000          3.755                           10/25/2001                            4,988
                             50,000          3.815                           10/25/2001                           49,880
                             16,000          3.56                            11/08/2001                           15,944
                             30,000          3.63                            11/08/2001                           29,895
                             25,000          3.655                           11/08/2001                           24,913
                             22,476          3.615                           11/15/2001                           22,401
                             57,583          2.05                            11/23/2001                           57,408
                             18,000          2.10                            11/23/2001                           17,945
                             10,000          2.20                            11/23/2001                            9,970


                             Face         Interest                            Maturity
Issue                       Amount          Rate                                Date                             Value

US Government Obligations* (concluded)
US Treasury Bills          $ 25,000          3.645%                          11/23/2001                       $   24,924
(concluded)                   8,182          2.10                            11/29/2001                            8,151
                            119,000          2.43                            11/29/2001                          118,546
                              1,680          2.59                            11/29/2001                            1,674
                             67,000          2.75                            11/29/2001                           66,744
                             19,000          2.60                            12/13/2001                           18,910
                             20,000          2.15                            12/20/2001                           19,896
                             15,000          3.40                            12/27/2001                           14,916

US Treasury Notes            45,000          6.25                             7/31/2002                           46,389
                             40,000          6.00                             9/30/2002                           41,373
                             20,000          5.75                            10/31/2002                           20,680
                             15,000          5.125                           12/31/2002                           15,463
                             25,000          4.75                             1/31/2003                           25,687
                              5,000          6.25                             2/15/2003                            5,241

Total US Government Obligations (Cost--$1,319,003)                                                             1,321,226

Total Investments (Cost--$1,319,003)--99.9%                                                                    1,321,226

Other Assets Less Liabilities--0.1%                                                                                1,870
                                                                                                              ----------
Net Assets--100.0%                                                                                            $1,323,096
                                                                                                              ==========


*US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2001
Assets:
Investments, at value (identified cost--$1,319,002,755++)                                                $ 1,321,226,108
Cash                                                                                                             145,988
Interest receivable                                                                                            2,525,438
Prepaid registration fees and other assets                                                                       181,221
                                                                                                         ---------------
Total assets                                                                                               1,324,078,755
                                                                                                         ---------------

Liabilities:
Payables:
 Investment adviser                                                                    $      442,874
 Distributor                                                                                  328,379
 Dividends to shareholders                                                                        197            771,450
                                                                                       --------------
Accrued expenses and other liabilities                                                                           211,185
                                                                                                         ---------------
Total liabilities                                                                                                982,635
                                                                                                         ---------------

Net Assets                                                                                               $ 1,323,096,120
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                                $  132,087,277
Paid-in capital in excess of par                                                                           1,188,785,490
Unrealized appreciation on investments--net                                                                    2,223,353
                                                                                                         ---------------

Net Assets--Equivalent to $1.00 per share based on 1,320,872,767 shares of
beneficial interest outstanding                                                                          $ 1,323,096,120
                                                                                                         ===============

++Cost for Federal income tax purposes was $1,319,002,755. As of September 30, 2001, net unrealized appreciation for Federal income tax purposes amounted to $2,223,353, of which $2,227,794 is related to appreciated securities and $4,441 is related to depreciated securities.

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Investment Income:
Interest and amortization of premium and discount earned                                                 $    27,049,202

Expenses:
Investment advisory fees                                                               $    2,965,969
Distribution fees                                                                             839,518
Registration fees                                                                             113,187
Accounting services                                                                            90,159
Transfer agent fees                                                                            77,620
Custodian fees                                                                                 44,932
Professional fees                                                                              39,483
Trustees' fees and expenses                                                                    22,414
Printing and shareholder reports                                                               15,880
Pricing fees                                                                                    2,119
Other                                                                                          13,367
                                                                                       --------------
Total expenses                                                                                                 4,224,648
                                                                                                         ---------------
Investment income--net                                                                                        22,824,554

Realized Gain on Investments--Net                                                                                325,043

Change in Unrealized Appreciation on Investments--Net                                                          1,148,577
                                                                                                         ---------------

Net Increase in Net Assets Resulting from Operations                                                     $    24,298,174
                                                                                                         ===============

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       For the Six          For the
                                                                                       Months Ended        Year Ended
                                                                                      September 30,        March 31,
Increase (Decrease) in Net Assets:                                                         2001               2000
Operations:
Investment income--net                                                                $    22,824,554    $    98,983,805
Realized gain on investments--net                                                             325,043            754,184
Change in unrealized appreciation on investments--net                                       1,148,577            610,727
                                                                                      ---------------    ---------------
Net increase in net assets resulting from operations                                       24,298,174        100,348,716
                                                                                      ---------------    ---------------

Dividends & Distributions to Shareholders:
Investment income--net                                                                   (22,824,554)       (98,983,805)
Realized gain on investments--net                                                           (325,043)          (754,184)
                                                                                      ---------------    ---------------
Net decrease in net assets resulting from dividends and distributions to
shareholders                                                                             (23,149,597)       (99,737,989)
                                                                                      ---------------    ---------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                        2,144,635,373      5,867,462,550
Value of shares issued to shareholders in reinvestment of dividends and
distributions                                                                              23,115,588         99,612,664
                                                                                      ---------------    ---------------
                                                                                        2,167,750,961      5,967,075,214
Cost of shares redeemed                                                               (2,378,346,611)    (7,029,592,553)
                                                                                      ---------------    ---------------
Net decrease in net assets derived from beneficial interest transactions                (210,595,650)    (1,062,517,339)
                                                                                      ---------------    ---------------

Net Assets:
Total decreasein net assets                                                             (209,447,073)    (1,061,906,612)
Beginning of period                                                                     1,532,543,193      2,594,449,805
                                                                                      ---------------    ---------------
End of period                                                                         $ 1,323,096,120    $ 1,532,543,193
                                                                                      ---------------    ---------------

See Notes to Financial Statements.


CMA TREASURY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios
have been derived from information                       For the Six
provided in the financial statements.                    Months Ended
                                                        September 30,            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                      2001         2001          2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of period                     $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
                                                         ----------   ----------   ----------   ----------    ----------
Investment income--net                                        .0169        .0530        .0434        .0438         .0475
Realized and unrealized gain on investments--net              .0010        .0007        .0004        .0001         .0008
                                                         ----------   ----------   ----------   ----------    ----------
Total from investment operations                              .0179        .0537        .0438        .0439         .0483
                                                         ----------   ----------   ----------   ----------    ----------
Less dividends and distributions:
 Investment income--net                                     (.0169)      (.0530)      (.0434)      (.0438)       (.0475)
 Realized gain on investments--net                          (.0002)      (.0004)      (.0001)      (.0002)       (.0005)
                                                         ----------   ----------   ----------   ----------    ----------
Total dividends and distributions                           (.0171)      (.0534)      (.0435)      (.0440)       (.0480)
                                                         ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                           $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
                                                         ==========   ==========   ==========   ==========    ==========

Total Investment Return                                      3.33%*        5.48%        4.44%        4.50%         4.92%
                                                         ==========   ==========   ==========   ==========    ==========

Ratios to Average Net Assets:
Expenses                                                      .63%*         .61%         .57%         .58%          .60%
                                                         ==========   ==========   ==========   ==========    ==========
Investment income and realized gain on
investments--net                                             3.43%*        5.38%        4.38%        4.37%         4.82%
                                                         ==========   ==========   ==========   ==========    ==========

Supplemental Data:
Net assets, end of period (in thousands)                 $1,323,096   $1,532,543   $2,594,450   $2,455,126    $2,279,822
                                                         ==========   ==========   ==========   ==========    ==========

*Annualized.

See Notes to Financial Statements.


CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $500 million;
 .425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and .375% of the average daily net assets in excess of $1 billion.


CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2001, the Fund reimbursed FAM $9,530 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


CMA TREASURY FUND
OFFICERS AND TRUSTEES


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kevin J. McKenna--Senior Vice President
Jacqueline Rogers--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO
[(800) 262-4636].